Summary of Reserve for Claim Loss	12 Months Ended
Dec. 31, 2013
Summary of Reserve for Claim Losses [Abstract]
Summary of Reserve for Claim Losses
Summary of Reserve for Claim Losses
 A summary of the reserve for claim losses follows:

	Year Ended December 31,
	2013	2012	2011
	(Dollars in millions)
Beginning balance	$1,748	$1,913	$2,211
Claim loss provision related to:
Current year	220	210	189
Prior years	71	58	33
Total title claim loss provision (1)	291	268	222
Claims paid, net of recoupments related to:
Current year	(9)	(4)	(10)
Prior years	(394)	(429)	(510)
Total title claims paid, net of recoupments	(403)	(433)	(520)
Ending balance of claim loss reserve for title insurance	$1,636	$1,748	$1,913
Provision for title insurance claim losses as a percentage of title insurance premiums	7.0%	7.0%	6.8%

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(1)	Included in the provision for title claim losses in the 2012 period is a $11 million impairment recorded on an asset previously recouped as part of a claim settlement.
We continually update loss reserve estimates as new information becomes known, new loss patterns emerge, or as other contributing factors are considered and incorporated into the analysis of reserve for claim losses. Estimating future title loss payments is difficult because of the complex nature of title claims, the long periods of time over which claims are paid, significantly varying dollar amounts of individual claims and other factors. Due to the uncertainty inherent in the process and to the judgment used by management, the ultimate liability may be greater or less than our current reserves. As a result of continued volatility experienced in claim development on policy years 2005 - 2008, we believe there is an increased level of uncertainty attributable to these policy years. If actual claims loss development is worse than currently expected and is not offset by other positive factors, it is reasonably possible that we may record additional reserve strengthening in future periods.